Exhibit 99.2

TIDELANDS
BANCSHARES

2005 Investor Update

January 11, 2006

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Company Overview

Columbia
Myrtle Beach
26
95
Summerville
Mount Pleasant
Beaufort
Charleston
Hilton Head
South Carolina
Legend
Headquarters
Offices

TIDELANDS BANCSHARES

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Growth & Financial Performance

Funding Philosophy

Deposit Mix [2]

Noninterest Bearing Transaction - 5%
Interest Bearing Transaction - 2%
Savings and Money Market - 69%
Time Deposits <$100k - 11%
Time Deposits >$100k - 13%

8

TIDELANDS BANCSHARES

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Growth & Financial Performance

Loan Portfolio

Loan Mix (1)
Real Estate - Construction - 46%
Real Estate - Mortgage - 47%
Commercial and Industrial - 6%
Consumer and Other - 1%

10

TIDELANDS BANCSHARES

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Local, Experienced Management Team

Chip Coffee – CEO

Alan Jackson, CPA – CFO

- ✓ Organizing executive of North Carolina de novo bank
- ✓ Fourth community bank
- ✓ KPMG Peat Marwick

Bobby Mathewes – CCO

- ✓ Mount Pleasant native
- ✓ 12 years experience in Charleston
- ✓ NationsBank, SouthTrust, BB&T

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TIDELANDS BANCSHARES

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Local, Experienced Management Team

Ken Pickens – Mid Coast Exec

Jimmy Kimbell – North Coast Exec

Milon Smith – Sr Credit Admin Mgr

Jim Bedsole – Sr Risk Mgr

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TIDELANDS BANCSHARES

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Attractive Markets

Charleston Metropolitan Area (1)

Population Growth: 1990 - 2000
60%
50%
40%
30%
20%
10%
0%
13.1%
15.1%
23.2%
58.1%
United States
South Carolina
Summerville
Mt. Pleasant

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TIDELANDS BANCSHARES

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Attractive Markets

Charleston Metropolitan Area

- The economy is driven by major growth industries
  - Tourism:

MUSC MEDICAL UNIVERSITY OF SOUTH CAROLINA

ROPER ST FRANCIS HEALTHCARE

TIDELANDS BANCSHARES

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Attractive Markets

Charleston Metropolitan Area

The Citadel — The Military College of South Carolina

Charleston Southern University

College of Charleston

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Tidelands Bancshares

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[LOGO]

2005 Investor Update

January 11, 2006

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Tidelands Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Tidelands’ actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Tidelands’ operating results in documents filed by Tidelands Bancshares, Inc. with the Securities and Exchange Commission, including the Annual Report on Form 10-KSB and other required filings. Tidelands Bancshares, Inc. assumes no duty to update the forward-looking statements made in this presentation.

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Company Overview

[GRAPHIC]

•      Headquartered in Mt. Pleasant, SC - commenced operations in Oct. 2003

•      Commercial bank with $206.3 million total assets

•      $122.7 million net loan growth during 2005

•      Disciplined growth: no NPAs or NPLs throughout existence

•      80% core deposits / total deposits

•      Focused on low cost funding: conversion of Summerville and Myrtle Beach LPOs to full service branches in 2005

•      Expansion opportunities: coastal South Carolina

Our Strategy

To build a Charleston-based, coastal South Carolina community bank franchise in select fast-growing markets

Business Opportunity

•      Growth & Financial Performance

•      Local, Experienced Management

•      Attractive Markets

•      Expansion Minded

Growth & Financial Performance

(Dollars in Thousands)

Summary Balance Sheet Data

	December 31,	December 31,
	2005	2004	$ Growth

Net Loans	$177,294	$54,591	$122,703

Total Assets	206,313	75,557	130,756

Noninterest Bearing Deposits	8,129	4,668	3,461
Total Deposits	174,648	60,300	114,348

Shareholders’ Equity	23,057	8,309	14,748

Ratios:
Net Loans / Total Assets	85.9%	72.3%
LLR / Total Loans	1.25%	1.27%
Gross Loans / Deposits	102.8%	91.7%
Total Equity / Total Assets	11.2%	11.0%

Summary Balance Sheet Data

	Q4 QTD	FYE	FYE
	December 31,	December 31,	December 31,
	2005	2005	2004

Net Interest Income	$1,878	$5,299	$1,533
Loan Loss Provision	446	1,545	565

Noninterest Income	190	475	328
Noninterest Expense	1,256	4,227	2,514

Net Income (Loss)	242	1	(803)

•      We expect continued quarterly profitability

•      Profitability driven by continued balance sheet expansion

•      Leveraging of an established infrastructure

Funding Philosophy

•      Core Deposits (1) = principal funding source

•      $139.7 million at December 31, 2005

•      Represented 80% of total deposits

•      Money market product more effective than local CDs

•      Opportunistically purchase National Market / Wholesale CDs

•      Generally more predictable than local market CDs

•      20% of total funding at December 31, 2005

Deposit Mix (2)

[CHART]

Note:

(1)   Core deposits are total deposits less brokered and wholesale funds

(2)   Based on December 31, 2005 year end balances

•      Focus in 2005: expansion of retail deposit program

•      Increasing market share in growing markets

•      Growth in transaction accounts through aggressive marketing

•      Accomplished conversion of two LPOs to full service branches in 2005

•      Summerville - 2Q’ 2005

•      Myrtle Beach - 2H’ 2005

[GRAPHIC]

Loan Portfolio

Loan Mix (1)

[CHART]

•      Focus: the professional market, small business owners and commercial real estate developers

•      Commercial lending = economic expansion driven by demographics

•      Construction lending = core to coastal SC growth

•      Well-positioned loan portfolio (1)

•      Average loan size = $202,000

•      Variable rate loans = 90% of total loans

Note:

(1)   Based on December 31, 2005 year end balances

Credit Quality

•      The Goal: Establish a strong credit culture

•      Demanded and achieved a strong credit culture

•      Veteran bankers’ intimate knowledge of local markets

•      Multi-layered approval process for larger loans

•      The Process: Loan review & credit administration

•      Continuous internal loan review system

•      Independent consultant reviews loan files semi-annually

•      Outside firm reviews compliance issues

•      Full-time credit administrator

•      The Result: No nonperforming assets

Local, Experienced Management Team

Chip Coffee - CEO

• 70% of 30+ yr banking career on SC Coast

• Organizing executive of “Grand Strand” de novo bank

• Anchor Financial, Carolina First

Alan Jackson, CPA - CFO	Bobby Mathewes - CCO

• Organizing executive of North Carolina de novo bank	• Mount Pleasant native

• Fourth community bank	• 12 years experience in Charleston

• KPMG Peat Marwick	• NationsBank, SouthTrust, BB&T

Ken Pickens - Mid Coast Exec	Jimmy Kimbell - North Coast Exec

• 15 yrs experience in greater Charleston	• 10 yrs experience in Myrtle Beach

• Previous working relationship with Bobby Mathewes at BB&T	• Previous working relationship with Chip Coffee at Anchor Bank

• First National Bank of SC, BB&T	• NationsBank

Milon Smith - Sr Credit Admin Mgr	Jim Bedsole - Sr Risk Mgr

• 30+ yrs experience with significant experience with credit risk management • Bank of America	• 19 yrs experience • Previous working relationship with Chip Coffee at Anchor Bank • The South Financial Group, Anchor Financial

Attractive Markets

Charleston Metropolitan Area (1)

•      90+ miles of coastline; diverse recreational and cultural opportunities

•      $7.2 billion in total deposits (2)

•      Mt. Pleasant: 6th largest SC city, 3rd highest per capita income in SC

POPULATION GROWTH:  1990 - 2000

[CHART]

Notes:

(1)   Includes Charleston, Berkeley and Dorechester counties

(2)   Based on FDIC data as of June 30, 2005

•      The economy is driven by major growth industries

•      Tourism:

Tourism - Charleston Metropolitan Area

	1997	2003	% Increase
Annual Visitors	3.2 Million	4.6 Million	43.8%

Tourism Spending	$2.4 Billion	$5.1 Billion	112.5%

Tourism Related Jobs	43,000	94,000	118.6%

Tourism Related Wages	$624.0 Million	$1.3 Billion	108.3%

•      Healthcare: Two of the top five employers in the region

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•      Port of Charleston

•      #1 ranked container cargo port on the South Atlantic and Gulf coasts

•      #2 ranked port on the East Coast (New York & New Jersey)

•      #4 largest container cargo port in the United States

•      Military

•      Installations for U.S. Navy, U.S. Air Force, U.S. Army and U.S. Coast Guard

•      Academic Institutions

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Myrtle Beach

•      South Carolina’s “Grand Strand”

•      60 mile stretch of coastline from Little River to Pawleys Island

•      13th Fastest growing area in the U.S.

•      31.6% growth between 1990 - 2000

•      Nation’s 2nd most popular tourist destination

•      13.7 million visitors annually

•      Over 25% of visitors exceed $75,000 in annual income

•      Popular retirement destination

•      Rated one of nation’s “Top Retirement Locations”

•      Residents over 65 increased 69% from 1990 - 2000

Expansion Minded

•      Strategic Expansion

•      Strengthen franchise through branch openings or selective acquisitions

•      Identify fast-growing coastal markets with favorable demographics

•      Enter a new market only after hiring experienced, local executives

•      Open a loan production office to “test” the target market

•      Convert LPOs to full service branches after achieving a sufficient asset base

•      Examples:  Summerville

Myrtle Beach

Business Opportunity

•      Growth & Financial Performance

•      Local, Experienced Management

•      Attractive Markets

•      Expansion Minded

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